SUPPLEMENT TO THE
FIDELITY U.S. EQUITY
INDEX PORTFOLIO
APRIL 19, 1996
PROSPECTUS
   The following changes are effective April 18, 1997:
The fund has changed its name to Spartan U.S. Equity Index Fund.
The following information replaces similar information found in "Expenses" on page P-3:
ANNUAL OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. The fund also incurs other expenses for services such as maintaining shareholder records, and furnishing shareholder account statements and financial reports.
The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page P-10).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets of the fund. The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. Including this reduction, the total fund operating expenses presented in the table would have been 0.17%.

Management fee (after reimbursement)   0.00
                                       %

12b-1 fee (Distribution Fee)           None

Other expenses (after reimbursement)   0.19
                                       %

Total fund operating expenses          0.19
(after reimbursement)                  %

       EXPENSE TABLE EXAMPLE:    You would pay the following expenses on a
$1,000 investment, assuming a 5% annual return and full redemption at the end of each time period:
After 1 year     $ 2

After 3 years    $ 6

After 5 years    $ 11

After 10 years   $ 24

   These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) are in excess of 0.19% of its average net assets. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been the following amounts, 0.28%, 0.27%, and 0.55%, respectively.
The following disclosure supplements the information found in the section entitled "Securities and Investment Practices" beginning on page P-9:
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
The following information replaces similar information found in "How to Buy Shares" on page P-12:
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $100,000
For Fidelity IRA, Rollover IRA,
SEP-IRA and Keogh accounts $500
TO ADD TO AN ACCOUNT $2,500
For Fidelity IRA, Rollover IRA,
SEP-IRA and Keogh accounts $250
MINIMUM BALANCE $100,000
For Fidelity IRA, Rollover IRA,
SEP-IRA and Keogh accounts $500
There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details.
The following information replaces similar information found in "How to Sell Shares" on page P-14:
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, please leave at least $100,000 worth of shares in the account to keep it open ($500 for retirement accounts).
Effective September 30, 1996, the following disclosure replaces the similar information in the "Selling Shares in Writing" discussion in the "How to Sell Shares" section found on page P-14 of the fund's prospectus.
Mail your letter to the following address:

Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081

SUPPLEMENT TO THE
FIDELITY U.S. BOND INDEX PORTFOLIO
APRIL 19, 1996 PROSPECTUS
   Effective April 18, 1997, the fund has changed its name to Fidelity U.S. Bond Index Fund.
The following disclosure supplements the information found in the section entitled "Securities and Investment Practices" beginning on page P-8:
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
The following information replaces similar information found in "How to Buy Shares" on page P-13:
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $100,000
For Fidelity IRA, Rollover IRA,
SEP-IRA and Keogh accounts $500
TO ADD TO AN ACCOUNT $2,500
For Fidelity IRA, Rollover IRA,
SEP-IRA and Keogh accounts $250
MINIMUM BALANCE $100,000
For Fidelity IRA, Rollover IRA,
SEP-IRA and Keogh accounts $500
There is no minimum account balance or initial or subsequent investment minimums for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details.
The following information replaces similar information found in "How to Sell Shares" on page P-15:
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, please leave at least $100,000 worth of shares in the account to keep it open ($500 for retirement accounts).
Effective September 30, 1996, the following information replaces the similar information in the "Selling Shares in Writing" discussion in the "How to Sell Shares" section on page P-15 of the fund's prospectus.
Mail your letter to the following address:
Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081